Other Charges	12 Months Ended
Dec. 31, 2018
Analysis of income and expense [abstract]
Other Charges
OTHER CHARGES:

	Year ended December 31
	2016	2017	2018
Restructuring charges (a)	$31.9	$28.9	$35.4
Loss on pension annuity purchase (note 19)	—	1.9	—
Toronto transition costs (note 8)	—	1.6	13.2
Accelerated amortization of unamortized deferred financing costs (b)	—	—	1.2
Other (c)	(6.4)	4.6	11.2
	$25.5	$37.0	$61.0

(a)	Restructuring:
Our restructuring charges were comprised of the following:

	Year ended December 31
	2016	2017	2018
Cash charges	$10.7	$25.1	$35.2
Non-cash charges	21.2	3.8	0.2
	$31.9	$28.9	$35.4

We perform ongoing evaluations of our business, operational efficiency and cost structure, and implement restructuring actions as we deem necessary. In connection therewith, we are currently implementing restructuring actions under a cost efficiency initiative (CEI), including actions identified as part of our previously-disclosed CCS segment portfolio review and actions in response to the demand environment in our capital equipment business. This initiative includes reductions to our workforce, as well as potential consolidation of certain sites to better align capacity and infrastructure with current and anticipated customer demand, related transfers of customer programs and production, re-alignment of business processes, management reorganizations, and other associated activities.
We recorded restructuring charges of $35.4 in 2018, all in connection with our CEI, consisting of cash charges of $35.2, primarily for consultant costs, and employee and lease termination costs, and non-cash charges of $0.2, representing losses on the sale of surplus equipment. Our restructuring provision at December 31, 2018 was $10.3 (December 31, 2017 — $12.7), which we recorded in current portion of provisions on our consolidated balance sheet.
We recorded restructuring charges of $28.9 in 2017. Our restructuring charges for 2017 consisted of cash charges of $25.1, comprised of employee termination costs related to our Organizational Design (OD) and Global Business Services (GBS) initiatives (each of which were completed in 2017), costs in connection with the rationalization of certain operations in the third quarter of 2017, and $8.0 of charges in connection with our CEI in the fourth quarter of 2017, and net non-cash charges of $3.8, to write down the carrying value of our solar panel manufacturing equipment based on executed sale agreements. See note 4.
We recorded restructuring charges of $31.9 in 2016, consisting of cash charges of $10.7, primarily for employee termination costs relating to our GBS and OD initiatives, our solar panel manufacturing operations and other exited operations, and non-cash charges of $21.2 to write down certain plant assets and equipment to recoverable amounts, including $19.0 related to our solar panel manufacturing equipment at our two locations. See note 4 for a description of our decision in the fourth quarter of 2016 to exit the solar panel manufacturing business.
See notes 2(m) and 11 for further details regarding our restructuring provisions.

(b)	Accelerated amortization of unamortized deferred financing costs:
During the second quarter of 2018, we recorded a $1.2 charge to accelerate the amortization of unamortized deferred financing costs related to the extinguishment of the Prior Facility in June 2018. See note 12.

(c)	Other:
During 2018, we recorded $11.0 (2017 — $4.5; 2016 — $1.4) in Acquisition Costs. See note 3. Additionally, during 2017 and 2016, we received recoveries of damages of $1.1 and $12.0, respectively, in connection with the settlement of class action lawsuits in which we were a plaintiff, related to certain purchases we made in prior periods. These recoveries were offset in part by costs we recorded in each year for unrelated legal matters.